Exhibit 10.10

Form of Confidentiality and Restrictive Covenant Agreement

This Confidentiality and Restrictive Covenant Agreement, dated as of October 1, 2009 (the “Agreement”), is entered into between KKR Holdings L.P., a Cayman limited partnership (“KKR Holdings”), and the undersigned (the “Undersigned”).

WHEREAS,

1.              KKR Holdings is a party to that certain Amended and Restated Purchase and Sale Agreement (the “Purchase and Sale Agreement”), dated as of July 19, 2009, among KKR Private Equity Investors L.P., a Guernsey limited partnership (“KPE”) and certain others, pursuant to which all of the assets and liabilities of KPE, including all of the limited partner interests in KKR PEI Investments L.P. held by KPE, will be directly or indirectly contributed to KKR Management Holdings L.P. and KKR Fund Holdings L.P. (together with KKR Management Holdings L.P., the “Group Partnerships”) in exchange for Group Partnership Units (as defined in the Purchase and Sale Agreement) representing partner interests in the Group Partnerships (the “Combination Transaction”);

2.              In connection with the Combination Transaction, and as a condition precedent to the completion of the Combination Transaction, the Undersigned and certain other persons employed by, or otherwise associated or affiliated with, KKR will complete the Restructuring Transactions (as defined in the Purchase and Sale Agreement and, together with the Combination Transaction, the “Transaction”) pursuant to which the Undersigned and such other persons will contribute their Contributed Interests (as defined in the Purchase and Sale Agreement) to KKR Holdings in exchange for one or more interests in, or securities of, KKR Holdings (“Holdings Interests”) and KKR Holdings will contribute such Contributed Interests to the Group Partnerships in exchange for Group Partnership Units;

3.           Upon completion of the Transaction, KKR Holdings will own 70% of the outstanding Group Partnership Units, and holders of Holdings Interests, including the Undersigned, will receive financial benefits from KKR’s business through their participation in the value of equity in the Group Partnerships held by KKR Holdings, special allocations of carried interest received by KKR, distributions and payments received from KKR Holdings and certain other financial arrangements;

4.              The Undersigned acknowledges and agrees that (i) during the course of the Undersigned’s employment, association or other similar affiliation with KKR, the Undersigned will receive and have access to confidential information of KKR and the Portfolio Companies (collectively, the “Related Entities”) and have influence over and the opportunity to develop relationships with Clients, Prospective Clients, Portfolio Companies and partners, members, employees and associates of KKR; and (ii) such confidential information and relationships are extremely valuable assets in which KKR has invested, and will continue to invest, substantial time, effort and expense in developing and protecting; and

5.           The Undersigned acknowledges and agrees that (i) Holdings Interests and any other consideration that the Undersigned will receive in connection with and as a result of the Transaction will materially benefit the Undersigned; (ii) it is essential to the success of the Transaction and to protect the business interests and goodwill of KKR Holdings, including goodwill created or realized in connection with the Transaction, that KKR be protected by the restrictive covenants set forth herein; (iii) it is a condition precedent to the Undersigned participating in the Transaction and receiving Holdings Interests that the Undersigned agree to be bound by the restrictive covenants contained herein; and (iv) KKR

Holdings would suffer significant and irreparable harm from a violation by the Undersigned of the restrictive covenants set forth herein for a period of time after the Transaction or after the termination of the Undersigned’s employment, association or other similar affiliation with KKR.

NOW, THEREFORE, to provide KKR Holdings with reasonable protection of its interests and goodwill and in consideration for (i) the Holdings Interests and any other consideration that the Undersigned will receive in connection with and as a result of the Transaction; (ii) the material financial and other benefits that the Undersigned will derive from such Holdings Interests; and (iii) other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Undersigned hereby agrees to the following restrictions:

1.                                Outside Business Activities.

The Undersigned acknowledges that, during the course of the Undersigned’s employment, association or other similar affiliation with KKR, the Undersigned will be subject to written policies of KKR included in its employee manual, code of ethics and other documents relating to the Undersigned’s employment, association or other similar affiliation with KKR (the “Written Policies”). The Written Policies include restrictions that limit the ability of the Undersigned to engage in outside business activities without the prior approval of KKR. If the Undersigned has an employment contract with KKR, the Undersigned may be subject to similar restrictions under that agreement. The Undersigned hereby agrees that, during the Undersigned’s employment, association or other similar affiliation with KKR, the Undersigned will comply with all such restrictions that are from time to time in effect which are applicable to the Undersigned.

2.                                Confidentiality Undertaking.

The Undersigned acknowledges that, during the course of the Undersigned’s employment, association or other similar affiliation with KKR, the Undersigned will receive and have access to confidential information of the Related Entities, including KKR Holdings. Recognizing that any disclosure of such information could have serious consequences to one or more of the Related Entities, the Undersigned hereby agrees to comply with the confidentiality undertaking set forth in Schedule A hereto. Such restrictions are incorporated by reference into, and form a material part of, this Agreement.

3.                                Non-Compete.

The Undersigned hereby agrees that, during the Post-Termination Restricted Period, the Undersigned will not set up, be employed by, hold an office in or provide consulting, advisory or other similar services to or for the benefit of a Competing Business where the activities or services of the Undersigned in relation to the Competing Business are substantially the same as the activities that the Undersigned engaged in, or the services that the Undersigned provided, in connection with the Undersigned’s employment, association or other similar affiliation with KKR.

For the purposes of this Agreement, a “Competing Business” means a business that competes (i) in a Covered Country with any business conducted by KKR on the date on which the Undersigned’s employment, association or other similar affiliation with KKR is terminated (the “Termination Date”) and in which the Undersigned had material involvement during the 12 months preceding the Termination Date or (ii) in any country with any business that KKR was, on the Termination Date, formally considering conducting and where the Undersigned had material involvement in the preparation, planning or formal consideration of such business. A “Covered Country” means the United States, United Kingdom, France, Hong Kong, China, Japan, Australia, India, United Arab Emirates, Saudi Arabia or any other country where KKR conducted business on the Termination Date.

Notwithstanding the foregoing, nothing in this Agreement shall be deemed to prohibit the Undersigned from (i) associating with any business whose activities consist principally of making passive investments for the account and benefit of the Undersigned and/or members of the Undersigned’s immediate family where such business does not, within the knowledge of the Undersigned, compete with a business of KKR for specific privately negotiated investment opportunities; (ii) associating with any business that does not have a Competing Amount of Capital; (iii) making and holding passive investments in publicly traded securities of a Competing Business where such passive investment does not exceed 5% of the amount of such securities that are outstanding at the time of investment; or (iv) making and holding passive investments in limited partner or similar interests in any investment fund or vehicle with respect to which the Undersigned does not exercise control, discretion or influence over investment decisions. For the purposes of this paragraph, a “Competing Amount of Capital” means (x) US$1 billion of capital that is invested or targeted for investment substantially in private equity investments in Pan-North America,  Pan-Europe or the United States or as part of a global private equity investment program or (y) US$500 million of capital that is invested or targeted for investment substantially in other types of investments, including private equity investments, that do not fall within clause (x) above.

4.                                Non-Solicitation of Clients and Prospective Clients; Non-Interference.

The Undersigned hereby agrees that, during the Post-Termination Restricted Period, the Undersigned will not (i) solicit, or assist any other person in soliciting, the business of any Client or Prospective Client for, or on behalf of, a Competing Business; (ii) provide, or assist any other person in providing, for any Client or Prospective Client any services that are substantially similar to those that KKR provided or proposed to be provided to such Client or Prospective Client; or (iii) impede or otherwise interfere with or damage, or attempt to impede or otherwise interfere with or damage, any business relationship and/or agreement between KKR and any Client or Prospective Client. As used in this Section 4, “solicit” means to have any direct or indirect communication inviting, advising, encouraging or requesting any person to take or refrain from taking any action with respect to the giving by such person of business to a Competing Business, regardless of who initiated such communication.

For purposes of this Agreement, “Client” means any person (a) for whom KKR provided services, including any investor in an investment fund or vehicle that is managed, advised or sponsored by KKR (a “KKR Fund”), or that was a Portfolio Company of a KKR Fund and (b) with whom the Undersigned or individuals reporting to the Undersigned had material contact or dealings on behalf of KKR during the 12 months prior to the Termination Date; and “Prospective Client” means any person with whom (a) KKR has had material negotiations or discussions concerning becoming a Client and (b) the Undersigned or individuals reporting to the Undersigned had material contact or dealings on behalf of KKR during the 12 months prior to the Termination Date.

5.                                Non-Solicitation of Personnel.

The Undersigned hereby agrees that, during the Post-Termination Restricted Period, the Undersigned will not solicit, employ, engage or retain, or assist any other person in soliciting, employing, engaging or retaining, any Key Person. As used in this Section 5, “solicit” means to have any direct or indirect communication inviting, advising, encouraging or requesting any Key Person to terminate his or her employment, association or other affiliation with KKR or Capstone or recommending or suggesting that a third party take any of the foregoing actions, including by way of identifying such Key Person to the third party, in each case regardless of who initiated such communication.

For purposes of this Agreement, a “Key Person” means a person (a) with whom the Undersigned had material contact or dealings during the course of the Undersigned’s employment, association or other similar affiliation with KKR and (b) who on the Termination Date was either (i) employed by KKR as an executive-level employee or officer or otherwise associated or similarly affiliated with KKR in any position, including as a member or partner, having functions and duties substantially similar to those of an executive-level employee or officer; (ii) a senior advisor to KKR; (iii) employed by Capstone as an executive-level employee or officer or otherwise associated or similarly affiliated with Capstone in any position, including as a member or partner, having functions and duties substantially similar to those of an executive-level employee or officer; or (iv) a person who provides services exclusively to KKR or its Portfolio Companies and has functions and duties that are substantially similar to those of a person listed in sub-clauses (i), (ii) or (iii) above.

6.                                Post-Termination Restricted Period.

The “Post-Termination Restricted Period” for the Undersigned shall commence on the Termination Date and shall expire upon the later of (i) the fourth anniversary of the date of the Combination Transaction or (ii) the second anniversary of the Termination Date. Notwithstanding the foregoing, if the Undersigned’s employment, association or other similar affiliation with KKR is terminated involuntarily and without Cause, the Post-Termination Restricted Period will expire on the later of (a) the second anniversary of the date of the Combination Transaction or (b) the first anniversary of the Termination Date. To the extent that the Undersigned continues to be employed by, or otherwise associated or similarly affiliated with, KKR during any “garden leave” or “notice” period in which the Undersigned is required to not perform any services for or enter the premises of KKR and to otherwise comply with all terms and conditions imposed on the Undersigned during such “garden leave” or “notice” period, the applicable Post-Termination Restricted Period shall be reduced by the amount of any such “garden leave” or “notice” period in which the Undersigned complies with such terms.

For the purposes of this Agreement, “Cause” means the occurrence or existence of any of the following as determined fairly on an informed basis and in good faith by the general partner of KKR Holdings: (i) any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct by the Undersigned against KKR, a KKR Fund or a Portfolio Company, (ii) a Regulatory Violation that has a material adverse effect on (x) the business of any KKR entity or (y) the ability of the Undersigned to function as an employee, associate or other similar affiliate of KKR, taking into account the services required of the Undersigned and the nature of the business of KKR, or (iii) a material breach by the Undersigned of a material provision of any Written Policies of KKR or the deliberate failure by the Undersigned to perform the Undersigned’s duties to KKR, provided in the case of this clause (iii) that the Undersigned has been given written notice of such breach or failure within 15 days of KKR becoming aware of such breach or failure and the Undersigned has failed to cure such breach or failure within (A) 15 days of receiving notice thereof or (B) such longer period of time, not to exceed 30 days, as may be reasonably necessary to cure such breach or failure provided that the Undersigned is then working diligently to cure such breach or failure.

A “Regulatory Violation” means (A) a conviction of the Undersigned based on a trial or by an accepted plea of guilt or nolo contendere of any felony or misdemeanor crime involving moral turpitude, false statements, misleading omissions, forgery, wrongful taking, embezzlement, extortion or bribery, (B) a final determination by any court of competent jurisdiction or governmental regulatory body (or an admission by the Undersigned in any settlement agreement) that the Undersigned has violated any U.S. federal or state or comparable non-U.S. securities laws, rules or regulations or (c) a final determination by self-regulatory organization having authority with respect to U.S. federal or state or comparable non-U.S. securities laws, rules or regulations (or an admission by the Undersigned in any settlement agreement) that the Undersigned has violated the written rules of such self-regulatory organization that are applicable to any KKR entity.

7.                                Definitions.

For the purposes of this Agreement, “KKR” shall be deemed to consist of KKR Holdings, the Group Partnerships, the direct and indirect parents of the Group Partnerships (the “Parents”), any direct or indirect subsidiaries of the Parents or the Group Partnerships, the general partner or similar controlling entities of KKR Funds and any other entity through which any of the foregoing directly or indirectly conduct its business, but shall exclude Portfolio Companies. A “Portfolio Company” means any company over which a KKR Fund exercises a significant degree of control as an investor; and “Capstone” means Capstone Consulting L.L.C., Capstone Europe Limited, KKR Capstone Asia Limited and any entity formed for a similar purpose, the direct and indirect parents and subsidiaries of the foregoing, and any other entity through which any of the foregoing directly or indirectly conduct its business.

8.                                Representations; Warranties; Other Agreements.

The Undersigned acknowledges and agrees that the Undersigned will derive material financial and other benefits from the Undersigned’s employment, association or other similar affiliation with KKR and that the restrictions contained herein are reasonable in all circumstances and necessary to protect the legitimate business interests of KKR Holdings to have and enjoy the full benefit of its business interests and goodwill, including goodwill created or realized in connection with the Transaction. The Undersigned further agrees and acknowledges that such restrictions will not unnecessarily or unreasonably restrict or otherwise limit the professional opportunities of the Undersigned should his or her employment, association or other similar affiliation with KKR terminate, that the Undersigned is fully aware of the Undersigned’s obligations under this Agreement and that the livelihood of the Undersigned is not impaired by the Undersigned’s entry into the covenants contained herein. KKR Holdings shall have the right, exercisable in its sole discretion, to directly or indirectly make a payment to the Undersigned or grant other consideration if, and to the extent, necessary to enforce the restrictions contained herein in accordance with any applicable law.

9.                                Certain Relationships.

The Undersigned acknowledges and agrees that the Undersigned’s compliance with this Agreement is a material part of the Undersigned’s arrangements with KKR Holdings and KKR. Notwithstanding anything to the contrary herein, this Agreement does not constitute an employment agreement between the Undersigned and KKR Holdings or any other KKR entity and shall not interfere with or otherwise affect any rights any such person may have to terminate the Undersigned’s employment, association or other similar affiliation at any time upon such notice as may be required by law or the terms of any agreement or arrangement with the Undersigned.

10.                         Injunctive Relief.

The Undersigned acknowledges and agrees that the remedies of KKR Holdings at law for any breach of this Agreement would be inadequate and that for any breach of this Agreement, KKR Holdings shall, in addition to any other remedies that may be available to it at law or in equity, or as provided for in this Agreement, be entitled to an injunction, restraining order or other equitable relief, without the necessity of posting a bond, restraining the Undersigned from committing or continuing to commit any violation of this Agreement. The Undersigned further acknowledges and agrees that KKR Holdings shall not be required to prove, or offer proof, that monetary damages for a breach of this Agreement would be difficult to calculate and that any remedies at law would be inadequate for any breach of this Agreement.

11.                         Amendment; Waiver.

This Agreement may not be amended, restated, supplemented or otherwise modified other than by an agreement in writing signed by the parties hereto. No failure to exercise and no delay in exercising, on the part of any party, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The waiver of any particular right, remedy, power or privilege shall not affect or impair the rights, remedies, powers or privileges of any person with respect to any subsequent default of the same or of a different kind by any party hereunder. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. No waiver of any provision hereto shall be effective unless it is in writing and signed by the person asserted to have granted such waiver.

12.                         Assignment.

This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto, except that the consent of the Undersigned shall be deemed to have been given to KKR Holdings (and the Undersigned acknowledges that KKR Holdings shall therefore have the right without further consent) to assign its rights hereunder, in whole or in part, to (i) a KKR entity or (ii) any person who is a successor of KKR Holdings or a KKR entity by merger, consolidation or purchase of all or substantially all of its assets, in which case such assignee shall be substituted for KKR Holdings hereunder with respect to the provisions so assigned and be bound under this Agreement and by the terms of the assignment in the same manner as KKR Holdings was bound hereunder. Any purported assignment of this Agreement in violation of this section shall be null and void.

13.                         Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14.                         Resolution of Disputes; Submission to Jurisdiction.

(a)                                     Subject to paragraphs (b) and (c) below, any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then existing Rules of Arbitration of the International Chamber of Commerce (the “ICC”).  If the parties to the Dispute fail to agree on the selection of an arbitrator within 30 days of the receipt of the request for arbitration, the ICC shall make the appointment. The arbitrator shall be a lawyer and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

(b)                                     Prior to filing a Request for Arbitration or an Answer under the Rules of Arbitration of the ICC, as the case may be, KKR Holdings may, in its sole discretion, require all Disputes or any specific Dispute to be heard by a court of law in accordance with paragraph (e) below and, for the purposes of this paragraph (b), each party expressly consents to the application of paragraphs (e) and (f) below to any such suit, action or proceeding. If an arbitration proceeding has already been commenced in connection with a Dispute at the time that KKR Holdings commences such proceedings in accordance with this paragraph (b), such Dispute shall be withdrawn from arbitration.

(c)                                      Subject to paragraph (b) above, either party may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder and/or enforcing an arbitration award and, for the purposes of this paragraph (c), each party expressly consents to the application of paragraphs (e) and (f) below to any such suit, action or proceeding.

(d)                                     Except as required by law or as may be reasonably required in connection with judicial proceedings to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration or to confirm or challenge an arbitration award, the arbitration proceedings, including any hearings, shall be confidential, and the parties shall not disclose any awards, any materials in the proceedings created for the purpose of the arbitration or any documents produced by another party in the proceedings not otherwise in the public domain. Judgment on any award rendered by an arbitration tribunal may be entered in any court having jurisdiction thereover.

(e)                                      EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPHS (B) OR (C) ABOVE. The parties acknowledge that the forum designated by this paragraph (e) has a reasonable relation to this Agreement, and to the parties’ relationship with one another. The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any suit, action or proceeding brought in any court referred to in the preceding sentence or pursuant to paragraphs (b) or (c) above and such parties agree not to plead or claim the same.

(f)                                       The parties agree that if a suit, action or proceeding is brought under paragraphs (b) or (c) proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and they irrevocably appoint the Secretary or General Counsel of KKR Holdings or an officer of KKR Holdings (at the then-current principal business address of KKR Holdings) as such party’s agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such party of any such service of process, shall be deemed in every respect effective service of process upon the party in any such action or proceeding.

15.                         Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

16.                         Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement, other than any agreements and arrangements (i) set forth in the instruments governing any equity incentive plans or grants, phantom stock plans or grants, deferred compensation arrangements, allocations of carried interest or similar arrangements involving KKR Holdings or a member of KKR to which the Undersigned is a party or beneficiary; or (ii) that specifically reference this Agreement. The express terms of this Agreement control and supersede any course of performance and any usage of the trade inconsistent with any of the terms of this Agreement.

17.                         Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In such event, the invalid provision shall be substituted with a valid provision which most closely approximates the intent and the economic effect of the invalid provision and which would be enforceable to the maximum extent permitted in such jurisdiction or in such case.

KKR Holdings L.P.

		By:	KKR Holdings GP Limited,
its General Partner

By:
William J. Janetschek
Director

Agreed and accepted as of the date
first written above:

By:
(Please Sign Above)

Name:
(Please Print)

S-1

Schedule A

Confidentiality Undertaking

The Undersigned hereby agrees that, except as provided herein, the Undersigned will not under any circumstances (either while employed, associated or otherwise affiliated with KKR or at any time after the Termination Date) for any purpose other than in the ordinary course of the performance of the Undersigned’s duties as an employee, associate or other affiliated person of KKR, use or divulge, communicate, publish, make available, or otherwise disclose any Confidential Information to any person or entity, including but not limited to any business, firm, governmental body, partnership, corporation, press service or otherwise, other than to (i) any executive or employee of KKR or KKR Holdings in the ordinary course of the performance of Undersigned’s duties as an employee, associate or other affiliated person of KKR; (ii) any person or entity to the extent explicitly authorized by an executive of KKR or KKR Holdings in the ordinary course of the performance of Undersigned’s duties as an employee, associate or other affiliated person of KKR; (iii) any attorney, accountant, consultant or similar service provider retained by KKR or KKR Holdings who is required to know such information and is obligated to keep such information confidential; or (iv) any person or entity to the extent the law or legal process requires disclosure by the Undersigned, provided that, in the case of clause (iv), the Undersigned must first give KKR or KKR Holdings prompt written notice of any such requirement, disclose no more information than is so required in the opinion of competent legal counsel, and cooperate fully with all efforts by KKR or KKR Holdings to obtain a protective order or similar confidentiality treatment for such information.

As used in this Schedule A, an “executive” of KKR or KKR Holdings means an officer, member, managing director, director, principal or employee of KKR or KKR Holdings acting in a supervisory capacity. “Confidential Information” means (a) all confidential, proprietary or non-public information of, or concerning the business, operations, activities, personnel, finances, plans, personal lives, habits, history, clients, investors, or otherwise of, the  Related Entities or KKR Holdings, or any person who at any time is or was a member, partner, officer, director, other executive, employee or stockholder of any of the foregoing, (b) all confidential, proprietary or non-public information of or concerning any member of a family of any of the individuals referred to in clause (a), whether by birth, adoption or marriage (including but not limited to any of their current or former spouses or any living or deceased relatives), and (c) all confidential, proprietary or non-public information of or concerning any of the clients or investors of a Related Entity or KKR Holdings or any other person or entity with which or whom any Related Entity, KKR Holdings or its respective clients or investors does business or has a relationship. Confidential Information includes information about the Related Entities or KKR Holdings relating to or concerning any of their (i) finances, investments, profits, pricing, costs, and accounting, (ii) intellectual property (including but not limited to patents, inventions, discoveries, plans, research and development, processes, formulae, reports, protocols, computer software, databases, documentation, trade secrets, know-how and business methods), (iii) personnel, compensation, recruiting and training, and (iv) any pending or completed settlements, arbitrations, litigation, governmental investigations and similar proceedings. Notwithstanding the foregoing, Confidential Information does not include any portions of the foregoing that the Undersigned can demonstrate by sufficient evidence satisfactory to KKR Holdings or KKR that has been (i) lawfully published in a form generally available to the public prior to any disclosure by the Undersigned in breach of this Agreement or (ii) made legitimately available to the Undersigned by a third party without breach of any obligation of confidence owed to any Related Entity or KKR Holdings.

A-1

Without limiting the generality of the foregoing, the Undersigned agrees that it will be a breach of this Agreement to write about, provide, disclose or use in any fashion at any time any Confidential Information that is or becomes part of the basis for, or is used in any way in connection with any part of any book, magazine or newspaper article, any interview or is otherwise published in any media of any kind utilizing any technology now known or created in the future.

Upon termination of the Undersigned’s employment, association or other similar affiliation with KKR for any reason, the Undersigned hereby agrees to (i) cease and not thereafter commence any and all use of any Confidential Information; (ii) upon the request of KKR or KKR Holdings, promptly deliver to KKR or KKR Holdings or, at the option of KKR or KKR Holdings, destroy, delete or expunge all originals and copies of any Confidential Information in any form or medium in the Undersigned’s possession or control (including any of the foregoing stored or located in the Undersigned’s home, laptop or other computer that is not the property of KKR or KKR Holdings); (iii) notify and fully cooperate with KKR and KKR Holdings regarding the delivery or destruction of any other Confidential Information of which the Undersigned is aware; and (iv) upon the request of KKR or KKR Holdings, sign and deliver a statement that the foregoing has been accomplished.

The Undersigned acknowledges that he or she is aware that applicable securities laws place certain restrictions on any person who has received from an issuer material, non-public information concerning the issuer with respect to purchasing or selling securities of such issuer or from communicating such information to any other person and further agrees to comply with such securities laws.  Without limiting anything in this Agreement, the Undersigned hereby expressly confirms his or her explicit understanding that the Undersigned’s obligations hereunder are in addition to, and in no way limit, the Undersigned’s obligations under compliance procedures of KKR and KKR Holdings, including those contained in the Written Policies.

Notwithstanding anything in this Agreement to the contrary, the Undersigned may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of any member of KKR in which the Undersigned holds an interest and all materials of any kind (including opinions or other tax analyses) that are provided to the Undersigned relating to such tax treatment and tax structure.

A-2